                          SECOND MODIFICATION AGREEMENT
                       REGARDING UNSECURED LINE OF CREDIT





                                       TO

                              BRE PROPERTIES, INC.




                                 MADE BY VARIOUS
                             FINANCIAL INSTITUTIONS
                                      WITH
                             BANK OF AMERICA NT & SA
                                    AS AGENT

                          SECOND MODIFICATION AGREEMENT


     This Second Modification Agreement ("Agreement") is made as of October 22, 1996, by and between BRE PROPERTIES, INC., a Maryland corporation ("Borrower"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Agent"); and the several financial institutions a party to this Agreement (collectively, the "Banks"; individually a "Bank").


                               FACTUAL BACKGROUND

     A. Bank of America National Trust and Savings Association ("BofA"), Manufacturers Bank ("Manufacturers"), and The Industrial Bank of Japan, Limited, Los Angeles Agency ("IBJ") have agreed to make a loan (the "Loan") to the Borrower in accordance with an Unsecured Line of Credit Loan Agreement dated April 4, 1996 (as amended, the "Loan Agreement"). The Loan Agreement has previously been amended by the Modification Agreement to Syndicate Loan, dated as of April 4, 1996 (the "First Modification"), and BofA has previously assigned a portion of its interest under the Loan to IBJ pursuant to an Assignment and Assumption Agreement dated as of June 19, 1996 (the "IBJ Assignment"). Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement. The Loan is evidenced by a Note dated April 4, 1996 in the stated principal amount of $70,000,000.

     B. Borrower has requested that the Maximum Loan Amount under the Commitment be increased to $120,000,000. In connection with such increase, Commerzbank AG, Los Angeles Branch ("Commerzbank"), desires to become a party to the Loan Agreement and to participate in the Commitment in an amount equal to $25,000,000, IBJ desires to increase its share of the Commitment from $5,000,000 to $25,000,000 and BofA desires to increase its share of the Commitment from $50,000,000 to $55,000,000.

     C. The Borrower, Agent and the Banks wish to modify the Loan Documents to increase the Commitment as referred to above, and to make certain related modifications, all as set forth herein.


                                    AGREEMENT

     Therefore, the Borrower, the Banks and Agent agree as follows:

     1. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows, subject to the terms and conditions hereof:

          (a) As of the Effective Date (as defined below), Section 1.1(a) of the Loan Agreement is hereby amended by deleting the reference therein to "Seventy Million Dollars ($70,000,000)" and inserting in lieu thereof "One Hundred Twenty Million Dollars ($120,000,000)". All references in the Loan Documents to the Commitment and the Maximum Loan Amount shall be understood to mean $120,000,000.

          (b) Concurrent with the execution with this Agreement, the Borrower shall execute and deliver to Agent the Amended and Restated Promissory Note in the form attached hereto as EXHIBIT A. All references to the "Note" in the Loan Documents shall mean and refer to said Amended and Restated Promissory Note. Promptly following the Effective Date, Agent shall mark the Prior Note (as defined in the Amended and Restated Promissory Note) "superseded" and return same to the Borrower.

          (c) Pursuant to Section 2.1(a) of the Loan Agreement, the Borrower shall pay to Agent, on or before the Effective Date, a fee equal to 0.25% of the $50,000,000 increase in the Commitment agreed to under this Agreement, prorated based upon the number of days remaining in the Availability Period, as measured from and including the Effective Date, to but not including the Maturity Date. Portions of said additional commitment fee shall be paid by Agent to IBJ and Commerzbank in accordance with separate letter understandings between Agent and each such Bank.

          (d) Section 6.4(h) of the Loan Agreement is hereby amended by deleting the reference therein to "One Hundred Million Dollars ($100,000,000)" and inserting in lieu thereof "One Hundred Fifty Million Dollars
($150,000,000)".

          (e) Section 26 of the First Modification is hereby amended to change the address of BofA as Agent to the following:

          Bank of America National Trust and Savings Association
          Commercial Real Estate Services/National Accounts 9105
          50 California Street, 11th Floor
          San Francisco, CA  94111
          Attention:  Janice L. Sears
          Phone:  (415) 445-4448
          Fax:    (415) 445-4154

     2.   THE CREDIT.

          (a) The Borrower and each Bank acknowledge that, as of the Effective Date, the Loan, the principal amount outstanding thereunder, and each Bank's Pro Rata Share are:

                      The Loan:                                   $120,000,000
               (i)
                      Total Current Outstanding                  $  49,000,000
               (ii)   Principal
                      (as of October 24, 1996):
                      Each Bank's Pro Rata Share of the
               (iii)  Loan:
                              BofA:                              45.8333333334%
                              Manufacturers:                     12.5000000000%
                              IBJ:                               20.8333333333%
                              Commerzbank:                       20.8333333333%
                                                                --------------
                                                                100.0000000000%

          (b) Subject to the terms and conditions of the Loan Documents, each Bank agrees to fund its Pro Rata Share of each Advance of Loan proceeds from time to time until the Maturity Date of the Loan. Such Loan proceeds shall be delivered to the Borrower in accordance with provisions of the Loan Documents.

          (c) BofA and IBJ agree that the IBJ Assignment (which is not a Loan Document) shall be modified to conform to the terms of this Agreement with respect to the amended Commitment and Pro Rata Shares.

     3.   ADDITION OF COMMERZBANK.

          (a) As of the Effective Date, Commerzbank shall be a party to the Loan Documents and the Co-Lender Agreement and, accordingly, shall succeed to all of the rights and be obligated to perform all of the obligations of a Bank thereunder, with an interest in the Loan equal to its Pro Rata Share as set forth above. Without limiting the foregoing, Commerzbank hereby appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers as are delegated to Agent by the Banks pursuant to the terms of the Loan Documents and Co-Lender Agreement.

          (b) Commerzbank shall furnish to Agent and the Borrower, concurrently with the execution of this Agreement, an appropriate U.S. Internal Revenue Service form regarding exemption from or reduced rate of U.S. federal withholding tax on interest payments and fees under the Loan Documents.

          (c) Commerzbank acknowledges that neither Agent nor any Bank (i) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in connection with the Loan Documents or Co-Lender Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, Co-Lender Agreement or any other instrument or document furnished pursuant thereto, or (ii) makes any representation or warranty in connection with, or assumes any responsibility with respect to, the solvency, financial condition or statements of the Borrower or the performance or observance by the Borrower of any of its respective obligations under the Loan Documents or any other instrument or document furnished in connection therewith. Commerzbank acknowledges that it has received a copy of the Loan Documents, the Co-Lender Agreement and such other documents and information as it has deemed appropriate and requested in order to make its own credit and legal analysis and decision to enter into this Agreement, and will continue to make its own credit and legal decisions in taking or not taking action under the Loan Documents independently based on such documents and information as it shall deem appropriate at the time and without reliance upon Agent or any other Bank.

          (d) Commerzbank hereby specifies the following as its Lending Office and address for purposes of all communications and notices under the Loan Documents and Co-Lender Agreement:

               Commerzbank AG, Los Angeles Branch
               660 S. Figueroa, Suite 1450
               Los Angeles, CA  90017
               Attn:  Werner Schmidbauer
               Telephone:  (213) 623-8223
               Facsimile:  (213) 623-0039

EXHIBIT B attached sets forth certain additional addresses and payment instructions of Commerzbank for use by the Agent.

     4.   EFFECTIVE DATE; ALLOCATION OF PAYMENTS.

          (a) The effective date ("Effective Date") for this Agreement shall be the date that the following conditions precedent have been satisfied:

               (i) This Agreement and each other document or instrument referred to herein as being executed in connection herewith shall have been fully executed and delivered by all parties thereto;

               (ii) The Borrower shall have paid to Agent the additional commitment fee referred to in Section 1(c) above;

               (iii) The Borrower shall have provided to Agent an authorizing resolution of the Board of Directors of Borrower (as certified by the Secretary of Borrower) approving the execution, delivery and performance of this Agreement by the Borrower; and

               (iv) IBJ and Commerzbank shall have funded to Agent, in the manner set forth in the Loan Documents, and the Agent shall have allocated and paid such funds to BofA and Manufacturers, in each case in the amounts specified to the Banks by the Agent, as necessary in order to balance outstanding advances under the Loan to the Pro Rata Shares of the Banks as set in Section 2(a) above.

          (b) Upon payment by the Borrower, Agent shall allocate interest and the unused commitment fee (i) for the period to but not including the Effective Date, to those Banks (and in accordance with their respective Pro Rata Shares) in effect under the Loan Documents prior to the effectiveness of this Agreement, and (ii) from and including the Effective Date, to the Banks in accordance with their Pro Rata Shares as set forth in this Agreement.

     5.   MISCELLANEOUS.

          (a) The Borrower shall reimburse to Agent all of its costs and expenses (including legal fees) incurred in connection with the negotiation, preparation and execution of this Agreement and all related documents.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, subject however to the provisions of the Loan Documents and the Co-Lender Agreement.

          (c) This Agreement may be executed in counterparts all of which taken together shall be deemed to constitute one and the same instrument.

          (d) This Agreement shall be governed by the laws of the State of California.

          (e) This Agreement (and those documents and instruments expressly referred to herein) integrates all the terms and conditions hereof, constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms and conditions of this Agreement and any other document, this Agreement shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Agreement of the date set forth above.


BORROWER:                     BRE PROPERTIES, INC.


                              By:
                                  ------------------------------
                              Name:  Frank C. McDowell
                              Title: President & Chief Executive Officer


                              By:
                                  ------------------------------
                              Name:  LeRoy E. Carlson
                              Title: Secretary & Chief Financial Officer


BANKS:                        BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, LOS ANGELES AGENCY


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------


                              MANUFACTURERS BANK


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------


                              COMMERZBANK AG, LOS ANGELES BRANCH


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------

AGENT:                        BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent


                              By:
                                  ------------------------------
                              Name:
                                    ----------------------------
                              Title:
                                    ----------------------------

                                    EXHIBIT B



A. COMMERZBANK ADMINISTRATIVE CONTACTS - Borrowings, Paydown, Interest, Fees, etc.:

          Christina Humphrey, Commerzbank AG, New York Branch
          2 World Financial Center
          New York, New York  10281-1050
          Telephone:  (212) 266-7315
          Facsimile:  (212) 266-7593


B.   COMMERZBANK PAYMENT INSTRUCTIONS:

     Name of Bank where funds are to be transferred:

          Commerzbank AG, New York Branch

     Routing Transit/ABA number of Bank were funds are to be transferred:

          026008044

     Name of Account:              Commerzbank AG, Los Angeles Branch
     Account Number:               XXX/XXXXXXXXXXXX
     Additional Information:       Ref:  BRE Properties, Inc.
                                   Acct. No.:  XXX/XXXXXXX/XXXXX